UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: February 22, 2023

(Date of earliest event reported)

DEERE & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-4121	36-2382580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One John Deere Place

Moline, Illinois 61265

(Address of principal executive offices and zip code)

(309) 765-8000

(Registrant’s telephone number, including area code)

___________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $1 par value	DE	New York Stock Exchange
6.55% Debentures Due 2028	DE28	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders

(a)	Deere & Company (the “Company”) held its annual meeting of shareholders on February 22, 2023 (the “Annual Meeting”).
(b)	The voting results for each matter submitted to a vote of shareholders at the Annual Meeting are as follows:
1.	Election of Directors

All director nominees were elected for terms expiring at the 2024 annual meeting of shareholders with the following votes:

	Shares Voted For	Shares Voted Against	Abstain	Broker Non-Votes
Leanne G. Caret	219,607,874	1,448,081	332,556	34,221,902
Tamra A. Erwin	216,817,554	4,201,182	369,775	34,221,902
Alan C. Heuberger	219,479,064	1,551,512	357,935	34,221,902
Charles O. Holliday Jr.	216,169,290	4,879,247	339,974	34,221,902
Michael O. Johanns	216,550,558	4,497,087	340,866	34,221,902
Clayton M. Jones	208,168,972	12,860,484	359,055	34,221,902
John C. May	208,880,927	11,056,672	1,450,912	34,221,902
Gregory R. Page	206,791,377	14,248,970	348,164	34,221,902
Sherry M. Smith	212,907,535	8,077,504	403,472	34,221,902
Dmitri L. Stockton	215,321,287	5,683,682	383,542	34,221,902
Sheila G. Talton	216,529,441	4,505,022	354,048	34,221,902

2.	Advisory Vote on Executive Compensation

The shareholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers disclosed in the Proxy Statement, including the Compensation Discussion & Analysis, the compensation tables and related disclosure, with the following vote:

Shares Voted For Proposal	Shares Voted Against Proposal	Abstain	Broker Non-Votes
204,803,808	15,865,134	719,569	34,221,902

3.	Advisory Vote on the Frequency of Future Say-on-Pay Votes on Executive Compensation

The shareholders approved, on an advisory basis, a frequency of every one year for future advisory votes on executive compensation, with the following vote:

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Shares Voted for a Frequency of Every One Year	Shares Voted for a Frequency of Every Two Years	Shares Voted for a Frequency of Every Three Years	Abstain	Broker Non-Votes
216,902,908	422,029	3,294,797	768,777	34,221,902

4.	Ratification of Independent Registered Public Accounting Firm

Deloitte & Touche LLP was ratified as the Company’s independent registered public accounting firm for the 2023 fiscal year with the following vote:

Shares Voted For Proposal	Shares Voted Against Proposal	Abstain
242,649,928	12,333,157	627,328

5.	Shareholder Proposal Regarding Termination Pay

A shareholder proposal requesting that the Company seek shareholder approval of any senior managers’ severance or termination payments exceeding 2.99 times base salary plus target short term bonus, was not approved with the following vote:

Shares Voted For Proposal	Shares Voted Against Proposal	Abstain	Broker Non-Votes
90,452,128	129,177,402	1,758,981	34,221,902

(d)	Based on the results of the vote on Item 3, Advisory Vote on the Frequency of Future Say-on-Pay Votes on Executive Compensation, and consistent with the Board’s recommendation to hold future advisory shareholder votes on executive compensation every one year, the Board has determined the Company will hold a shareholder advisory vote on executive compensation every year until the next required vote on the frequency of shareholder votes on executive compensation.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEERE & COMPANY

	By:	/s/ Edward R. Berk
Edward R. Berk
Secretary

Dated: February 27, 2023

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